BARCLAYS GLOBAL INVESTORS FUNDS, INC.

                          U.S. Treasury Allocation Fund

                        Supplement dated October 12, 1999
                      to the Prospectus dated July 1, 1999


                On April 28, 1999, the Board of Directors of Barclays Global Investors Funds, Inc. ("BGI Funds") (formerly MasterWorks Funds Inc.) approved an Agreement and Plan of Consolidation (the "Plan") that provides for the U.S. Treasury Allocation Fund of BGI Funds to be combined into the Bond Index Fund of BGI Funds. If the Plan is approved at an upcoming Special Meeting of Shareholders, and consummated, shareholders of the U.S. Treasury Allocation Fund will become shareholders of the Bond Index Fund. At the closing, U.S. Treasury Allocation shareholders will receive shares of the Bond Index Fund, having a total value equal to the total value of the shares of the Bond Index Fund held by the shareholder immediately before the closing. The U.S. Treasury Allocation Fund is expected to close in October, 1999.


                Please keep this supplement with your Prospectus.